AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$24,833	$24,225	2.5%	$97,831	$111,565	(12.3)%
Equipment	6,510	6,870	(5.2)%	22,910	22,473	1.9%
Total Operating Revenues	31,343	31,095	0.8%	120,741	134,038	(9.9)%

Operating Expenses
Cost of revenues
Equipment	6,999	7,443	(6.0)%	24,009	23,685	1.4%
Broadcast, programming and operations	—	—	—%	—	8,106	—%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,572	6,782	(3.1)%	26,839	28,616	(6.2)%
Selling, general and administrative	7,516	7,368	2.0%	28,961	29,669	(2.4)%
Asset impairments and abandonments and restructuring	26,753	108	—%	27,498	213	—%
Depreciation and amortization	4,595	4,500	2.1%	18,021	17,852	0.9%
Total Operating Expenses	52,435	26,201	—%	125,328	108,141	15.9%
Operating Income (Loss)	(21,092)	4,894	—%	(4,587)	25,897	—%
Interest Expense	1,560	1,626	(4.1)%	6,108	6,716	(9.1)%
Equity in Net Income of Affiliates	374	444	(15.8)%	1,791	603	—%
Other Income (Expense) — Net	(919)	2,429	—%	5,810	9,387	(38.1)%
Income (Loss) from Continuing Operations Before Income Taxes	(23,197)	6,141	—%	(3,094)	29,171	—%
Income tax expense (benefit) on continuing operations	(77)	939	—%	3,780	5,395	(29.9)%
Income (Loss) From Continuing Operations	(23,120)	5,202	—%	(6,874)	23,776	—%
Income (loss) from discontinued operations, net of tax	(35)	188	—%	(181)	(2,297)	92.1%
Net Income (Loss)	(23,155)	5,390	—%	(7,055)	21,479	—%
Less: Net Income Attributable to Noncontrolling Interest	(362)	(347)	(4.3)%	(1,469)	(1,398)	(5.1)%
Net Income (Loss) Attributable to AT&T	$(23,517)	$5,043	—%	$(8,524)	$20,081	—%
Less: Preferred Stock Dividends	(54)	(51)	(5.9)%	(203)	(207)	1.9%
Net Income (Loss) Attributable to Common Stock	$(23,571)	$4,992	—%	$(8,727)	$19,874	—%

Basic Earnings (Loss) Per Share Attributable to Common Stock
From continuing operations	$(3.20)	$0.67	—%	$(1.10)	$3.07	—%
From discontinued operations	$—	$0.02	—%	$(0.03)	$(0.30)	90.0%
	$(3.20)	$0.69	—%	$(1.13)	$2.77	—%
Weighted Average Common Shares Outstanding (000,000)	7,157	7,172	(0.2)%	7,166	7,168	—%
Diluted Earnings (Loss) Per Share Attributable to Common Stock [1]
From continuing operations	$(3.20)	$0.66	—%	$(1.10)	$3.02	—%
From discontinued operations	$—	$0.02	—%	$(0.03)	$(0.29)	89.7%
	$(3.20)	$0.68	—%	$(1.13)	$2.73	—%
Weighted Average Common Shares Outstanding with Dilution (000,000) [1]	7,533	7,541	(0.1)%	7,587	7,503	1.1%
[1]Reflects retrospective adoption of Accounting Standards Update (ASU) No. 2020-06

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2022	2021
Assets
Current Assets
Cash and cash equivalents	$3,701	$19,223
Accounts receivable – net of related allowance for credit loss of $588 and $658	11,466	12,313
Inventories	3,123	3,325
Prepaid and other current assets	14,818	16,131
Assets from discontinued operations	—	119,776
Total current assets	33,108	170,768
Property, Plant and Equipment – Net	127,445	121,649
Goodwill – Net	67,895	92,740
Licenses – Net	124,092	113,830
Other Intangible Assets – Net	5,354	5,391
Investments in and Advances to Equity Affiliates	3,533	6,168
Operating Lease Right-Of-Use Assets	21,814	21,824
Other Assets	19,612	19,252
Total Assets	$402,853	$551,622
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$7,467	$24,620
Note payable to DIRECTV	130	1,245
Accounts payable and accrued liabilities	42,644	39,095
Advanced billings and customer deposits	3,918	3,966
Dividends payable	2,014	3,749
Liabilities from discontinued operations	—	33,555
Total current liabilities	56,173	106,230
Long-Term Debt	128,423	151,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	57,032	53,767
Postemployment benefit obligation	7,260	12,560
Operating lease liabilities	18,659	18,956
Other noncurrent liabilities	28,849	25,243
Total deferred credits and other noncurrent liabilities	111,800	110,526
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	123,610	130,112
Retained (deficit) earnings	(19,415)	42,350
Treasury stock	(17,082)	(17,280)
Accumulated other comprehensive income	2,766	3,529
Noncontrolling interest	8,957	17,523
Total stockholders’ equity	106,457	183,855
Total Liabilities and Stockholders’ Equity	$402,853	$551,622

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Year Ended
	2022	2021
Operating Activities
Income (loss) from continuing operations	$(6,874)	$23,776
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	18,021	17,852
Provision for uncollectible accounts	1,865	1,241
Deferred income tax expense	2,975	7,412
Net (gain) loss on investments, net of impairments	381	(369)
Pension and postretirement benefit expense (credit)	(3,237)	(3,857)
Actuarial (gain) loss on pension and postretirement benefits	(1,999)	(4,143)
Asset impairments and abandonments and restructuring	27,498	213
Changes in operating assets and liabilities:
Receivables	727	(1,125)
Other current assets	(674)	(1,288)
Accounts payable and other accrued liabilities	(1,109)	(1,570)
Equipment installment receivables and related sales	154	(271)
Deferred customer contract acquisition and fulfillment costs	(947)	18
Postretirement claims and contributions	(823)	(822)
Other - net	(146)	103
Total adjustments	42,686	13,394
Net Cash Provided by Operating Activities from Continuing Operations	35,812	37,170

Investing Activities
Capital expenditures	(19,626)	(15,545)
Acquisitions, net of cash acquired	(10,200)	(25,453)
Dispositions	199	7,136
Distributions from DIRECTV in excess of cumulative equity in earnings	2,649	1,323
Other - net	79	50
Net Cash Used in Investing Activities from Continuing Operations	(26,899)	(32,489)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(519)	1,316
Issuance of other short-term borrowings	3,955	21,856
Repayment of other short-term borrowings	(18,345)	(7,510)
Issuance of long-term debt	2,979	9,931
Repayment of long-term debt	(25,118)	(3,039)
Note payable to DIRECTV, net of payments	(1,211)	1,341
Payment of vendor financing	(4,697)	(4,596)
Purchase of treasury stock	(890)	(202)
Issuance of treasury stock	28	96
Redemption of preferred interest in subsidiaries	(2,665)	—
Dividends paid	(9,859)	(15,068)
Other - net	(3,222)	(2,231)
Net Cash (Used in) Provided by Financing Activities from Continuing Operations	(59,564)	1,894
Net (decrease) increase in cash and cash equivalents and restricted cash from continuing operations	(50,651)	6,575
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	(3,789)	4,788
Cash provided by (used in) investing activities	1,094	399
Cash provided by (used in) financing activities	35,823	(316)
Net increase (decrease) in cash and cash equivalents and restricted cash from discontinued operations	33,128	4,871
Net (decrease) increase in cash and cash equivalents and restricted cash	$(17,523)	$11,446
Cash and cash equivalents and restricted cash beginning of year	21,316	9,870
Cash and Cash Equivalents and Restricted Cash End of Year	$3,793	$21,316

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Fourth Quarter		Percent	Year Ended			Percent
	2022	2021	Change	2022	2021		Change
Capital expenditures
Purchase of property and equipment	$4,179	$3,453	21.0%	$19,452	$15,372		26.5%
Interest during construction	50	41	22.0%	174	173		0.6%
Total Capital Expenditures	$4,229	$3,494	21.0%	$19,626	$15,545		26.3%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—		—%
Spectrum acquisitions	4	1,655	—%	9,080	24,672		(63.2)%
Interest during construction - spectrum	237	265	(10.6)%	1,120	781		43.4%
Total Acquisitions	$241	$1,920	(87.4)%	$10,200	$25,453		(59.9)%

Cash paid for interest - continuing operations	$1,791	$1,554	15.3%	$7,772	$7,485		3.8%

Cash paid for income taxes, net of refunds - continuing operations[1]	$192	$36	—%	$592	$251		—%

Dividends Declared per Common Share	$0.2775	$0.52	(46.6)%	$1.11	$2.08		(46.6)%

End of Period Common Shares Outstanding (000,000)				7,128	7,141		(0.2)%
Debt Ratio				56.1%	48.9%	720	BP
Total Employees				162,920	172,880		(5.8)%
[1] Total cash income taxes paid, net of refunds, by AT&T for the quarters ended December 31, 2022 and 2021 were $192 and $162, and $696 and $700 for the years ended December 31, 2022 and 2021.

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to refine the allocation of shared infrastructure costs between the Communications segment and Corporate and Other.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter		Percent	Year Ended		Percent
	2022	2021	Change	2022	2021	Change
Segment Operating Revenues
Mobility	$21,501	$21,146	1.7%	$81,780	$78,254	4.5%
Business Wireline	5,635	5,901	(4.5)%	22,538	23,937	(5.8)%
Consumer Wireline	3,229	3,159	2.2%	12,749	12,539	1.7%
Total Segment Operating Revenues	30,365	30,206	0.5%	117,067	114,730	2.0%

Segment Operating Income
Mobility	6,044	5,332	13.4%	24,528	23,370	5.0%
Business Wireline	801	876	(8.6)%	3,252	4,027	(19.2)%
Consumer Wireline	376	202	86.1%	1,327	996	33.2%
Total Segment Operating Income	$7,221	$6,410	12.7%	$29,107	$28,393	2.5%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2022	2021	Change
Broadband Connections
Broadband				15,075	15,074	—%
DSL				311	430	(27.7)%
Total Broadband Connections				15,386	15,504	(0.8)%

Voice Connections
Retail Consumer Switched Access Lines				5,213	6,177	(15.6)%
U-verse Consumer VoIP Connections				2,930	3,333	(12.1)%
Total Retail Consumer Voice Connections				8,143	9,510	(14.4)%

	Fourth Quarter		Percent	Year Ended		Percent
	2022	2021	Change	2022	2021	Change
Broadband Net Additions
Broadband	(37)	24	—%	1	256	—%
DSL	(29)	(30)	3.3%	(119)	(136)	12.5%
Total Broadband Net Additions	(66)	(6)	—%	(118)	120	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$15,434	$14,669	5.2%	$60,499	$57,590	5.1%
Equipment	6,067	6,477	(6.3)%	21,281	20,664	3.0%
Total Operating Revenues	21,501	21,146	1.7%	81,780	78,254	4.5%

Operating Expenses
Operations and support	13,377	13,764	(2.8)%	49,054	46,762	4.9%
Depreciation and amortization	2,080	2,050	1.5%	8,198	8,122	0.9%
Total Operating Expenses	15,457	15,814	(2.3)%	57,252	54,884	4.3%
Operating Income	$6,044	$5,332	13.4%	$24,528	$23,370	5.0%

Operating Income Margin	28.1%	25.2%	290	BP	30.0%	29.9%	10	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	December 31,	Percent
2022	2021	Change
Mobility Subscribers
Postpaid	84,700	81,534	3.9%
Postpaid phone	69,596	67,260	3.5%
Prepaid	19,176	19,028	0.8%
Reseller	6,043	6,113	(1.1)%
Connected Devices	107,478	95,116	13.0%
Total Mobility Subscribers[1]	217,397	201,791	7.7%
[1]Wireless subscribers at December 31, 2022 excludes the impact of 10,537 subscriber and connected device disconnections resulting from our 3G network shutdown in February 2022. Postpaid disconnections were 897, including 438 phone, 234 prepaid, 749 reseller subscribers, and 8,657 connected devices. The fourth quarter includes an adjustment of 360 subscribers, primarily connected devices.

Fourth Quarter	Percent	Year Ended	Percent
2022	2021	Change	2022	2021	Change
Mobility Net Additions
Postpaid Phone Net Additions	656	884	(25.8)%	2,868	3,196	(10.3)%
Total Phone Net Additions	643	908	(29.2)%	3,272	3,850	(15.0)%

Postpaid	1,104	1,285	(14.1)%	4,091	4,482	(8.7)%
Prepaid	(9)	29	—%	479	956	(49.9)%
Reseller	150	(177)	—%	462	(534)	—%
Connected Devices	5,118	4,134	23.8%	20,594	14,328	43.7%
Total Mobility Net Additions	6,363	5,271	20.7%	25,626	19,232	33.2%

Postpaid Churn	1.01%	1.02%	(1)	BP	0.97%	0.94%	3 BP
Postpaid Phone-Only Churn	0.84%	0.85%	(1)	BP	0.81%	0.76%	5 BP

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional serivices as well as traditional data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$5,473	$5,727	(4.4)%	$21,891	$23,224	(5.7)%
Equipment	162	174	(6.9)%	647	713	(9.3)%
Total Operating Revenues	5,635	5,901	(4.5)%	22,538	23,937	(5.8)%

Operating Expenses
Operations and support	3,474	3,708	(6.3)%	13,972	14,718	(5.1)%
Depreciation and amortization	1,360	1,317	3.3%	5,314	5,192	2.3%
Total Operating Expenses	4,834	5,025	(3.8)%	19,286	19,910	(3.1)%
Operating Income	$801	$876	(8.6)%	$3,252	$4,027	(19.2)%

Operating Income Margin	14.2%	14.8%	(60)	BP	14.4%	16.8%	(240)	BP

Consumer Wireline

Consumer Wireline provides internet, including fiber connections that provide multi-gig services to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2022	2021		Change	2022	2021		Change
Operating Revenues
Broadband	$2,492	$2,324		7.2%	$9,669	$9,085		6.4%
Legacy voice and data services	414	470		(11.9)%	1,746	1,977		(11.7)%
Other service and equipment	323	365		(11.5)%	1,334	1,477		(9.7)%
Total Operating Revenues	3,229	3,159		2.2%	12,749	12,539		1.7%

Operating Expenses
Operations and support	2,035	2,168		(6.1)%	8,253	8,448		(2.3)%
Depreciation and amortization	818	789		3.7%	3,169	3,095		2.4%
Total Operating Expenses	2,853	2,957		(3.5)%	11,422	11,543		(1.0)%
Operating Income	$376	$202		86.1%	$1,327	$996		33.2%

Operating Income Margin	11.6%	6.4%	520	BP	10.4%	7.9%	250	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,			Percent
					2022	2021		Change
Broadband Connections
Total Broadband and DSL Connections					13,991	14,160		(1.2)%
Broadband					13,753	13,845		(0.7)%
Fiber Broadband Connections					7,215	5,992		20.4%

Voice Connections
Retail Consumer Switched Access Lines					2,028	2,423		(16.3)%
U-verse Consumer VoIP Connections					2,311	2,736		(15.5)%
Total Retail Consumer Voice Connections					4,339	5,159		(15.9)%

	Fourth Quarter			Percent	Year Ended			Percent
	2022	2021		Change	2022	2021		Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(64)	(20)		—%	(169)	60		—%
Broadband Net Additions	(43)	(1)		—%	(92)	152		—%
Fiber Broadband Net Additions	280	271		3.3%	1,223	1,041		17.5%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Business Solutions Results
Dollars in millions
Unaudited	Fourth Quarter	Percent	Year Ended	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Wireless service	$2,258	$2,108	7.1%	$8,789	$8,161	7.7%
Wireline service	5,473	5,727	(4.4)%	21,891	23,224	(5.7)%
Wireless equipment	937	1,030	(9.0)%	3,569	3,414	4.5%
Wireline equipment	162	174	(6.9)%	647	713	(9.3)%
Total Operating Revenues	8,830	9,039	(2.3)%	34,896	35,512	(1.7)%

Operating Expenses
Operations and support	5,656	6,035	(6.3)%	22,479	22,778	(1.3)%
Depreciation and amortization	1,724	1,667	3.4%	6,749	6,570	2.7%
Total Operating Expenses	7,380	7,702	(4.2)%	29,228	29,348	(0.4)%
Operating Income	$1,450	$1,337	8.5%	$5,668	$6,164	(8.0)%

Operating Income Margin	16.4%	14.8%	160	BP	16.2%	17.4%	(120)	BP

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Fourth Quarter			Percent	Year Ended			Percent
	2022	2021		Change	2022	2021		Change
Operating Revenues
Wireless service	$579	$485		19.4%	$2,162	$1,834		17.9%
Wireless equipment	282	219		28.8%	982	913		7.6%
Total Operating Revenues	861	704		22.3%	3,144	2,747		14.5%

Operating Expenses
Operations and support	776	668		16.2%	2,812	2,652		6.0%
Depreciation and amortization	164	153		7.2%	658	605		8.8%
Total Operating Expenses	940	821		14.5%	3,470	3,257		6.5%
Operating Income (Loss)	$(79)	$(117)		32.5%	$(326)	$(510)		36.1%

Operating Income Margin	(9.2)%	(16.6)%	740	BP	(10.4)%	(18.6)%	820	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,			Percent
					2022	2021		Change
Mexico Wireless Subscribers
Postpaid					4,925	4,807		2.5%
Prepaid					16,204	15,057		7.6%
Reseller					474	498		(4.8)%
Total Mexico Wireless Subscribers					21,603	20,362		6.1%

	Fourth Quarter			Percent	Year Ended			Percent
	2022	2021		Change	2022	2021		Change
Mexico Wireless Net Additions
Postpaid	71	26		—%	118	111		6.3%
Prepaid	515	858		(40.0)%	1,147	1,299		(11.7)%
Reseller	19	5		—%	(24)	9		—%
Total Mexico Wireless Net Additions	605	889		(31.9)%	1,241	1,419		(12.5)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
December 31, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,501	$13,377	$8,124	$2,080	$6,044
Business Wireline	5,635	3,474	2,161	1,360	801
Consumer Wireline	3,229	2,035	1,194	818	376
Total Communications	30,365	18,886	11,479	4,258	7,221
Latin America - Mexico	861	776	85	164	(79)
Segment Total	31,226	19,662	11,564	4,422	7,142
Corporate and Other
Corporate:
DTV-related retained costs	—	205	(205)	141	(346)
Parent administration support	(8)	326	(334)	4	(338)
Securitization fees	17	156	(139)	—	(139)
Value portfolio	108	33	75	12	63
Total Corporate	117	720	(603)	157	(760)
Reclassification of prior service credits	—	730	(730)	—	(730)
Merger & Significant Items	—	26,728	(26,728)	16	(26,744)
Total Corporate and Other	117	28,178	(28,061)	173	(28,234)
AT&T Inc.	$31,343	$47,840	$(16,497)	$4,595	$(21,092)

Three Months Ended
Dollars in millions
Unaudited
December 31, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,146	$13,764	$7,382	$2,050	$5,332
Business Wireline	5,901	3,708	2,193	1,317	876
Consumer Wireline	3,159	2,168	991	789	202
Total Communications	30,206	19,640	10,566	4,156	6,410
Latin America - Mexico	704	668	36	153	(117)
Segment Total	30,910	20,308	10,602	4,309	6,293
Corporate and Other
Corporate:
DTV-related retained costs	29	174	(145)	144	(289)
Parent administration support	(6)	376	(382)	9	(391)
Securitization fees	17	36	(19)	—	(19)
Value portfolio	145	47	98	10	88
Total Corporate	185	633	(448)	163	(611)
Held-for-sale and other reclassifications	—	4	(4)	—	(4)
Reclassification of prior service credits	—	669	(669)	—	(669)
Merger & Significant Items	—	87	(87)	28	(115)
Total Corporate and Other	185	1,393	(1,208)	191	(1,399)
AT&T Inc.	$31,095	$21,701	$9,394	$4,500	$4,894

SUPPLEMENTAL SEGMENT RECONCILIATION

Year Ended
Dollars in millions
Unaudited
December 31, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$81,780	$49,054	$32,726	$8,198	$24,528
Business Wireline	22,538	13,972	8,566	5,314	3,252
Consumer Wireline	12,749	8,253	4,496	3,169	1,327
Total Communications	117,067	71,279	45,788	16,681	29,107
Latin America - Mexico	3,144	2,812	332	658	(326)
Segment Total	120,211	74,091	46,120	17,339	28,781
Corporate and Other
Corporate:
DTV-related retained costs	8	737	(729)	549	(1,278)
Parent administration support	(32)	1,199	(1,231)	16	(1,247)
Securitization fees	65	419	(354)	—	(354)
Value portfolio	489	139	350	41	309
Total Corporate	530	2,494	(1,964)	606	(2,570)
Reclassification of prior service credits	—	2,691	(2,691)	—	(2,691)
Merger & Significant Items	—	28,031	(28,031)	76	(28,107)
Total Corporate and Other	530	33,216	(32,686)	682	(33,368)
AT&T Inc.	$120,741	$107,307	$13,434	$18,021	$(4,587)

Year Ended
Dollars in millions
Unaudited
December 31, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$78,254	$46,762	$31,492	$8,122	$23,370
Business Wireline	23,937	14,718	9,219	5,192	4,027
Consumer Wireline	12,539	8,448	4,091	3,095	996
Total Communications	114,730	69,928	44,802	16,409	28,393
Latin America - Mexico	2,747	2,652	95	605	(510)
Segment Total	117,477	72,580	44,897	17,014	27,883
Corporate and Other
Corporate:
DTV-related retained costs	49	243	(194)	236	(430)
Parent administration support	(18)	1,523	(1,541)	36	(1,577)
Securitization fees	61	89	(28)	—	(28)
Value portfolio	639	208	431	40	391
Total Corporate	731	2,063	(1,332)	312	(1,644)
Video	15,513	12,666	2,847	356	2,491
Held-for-sale and other reclassifications	453	310	143	—	143
Reclassification of prior service credits	—	2,680	(2,680)	—	(2,680)
Merger & Significant Items	—	126	(126)	170	(296)
Eliminations and consolidations	(136)	(136)	—	—	—
Total Corporate and Other	16,561	17,709	(1,148)	838	(1,986)
AT&T Inc.	$134,038	$90,289	$43,749	$17,852	$25,897